SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 26,
1997

                    FLORIDA GAMING CORPORATION
        (Exact name of registrant as specified in charter)


Delaware                    0-9099               59-1670533
(State or other     (Commission File Number)   (IRS Employer
jurisdiction or                                Identification
incorporation)                                 No.)


3500 N.W. 37th Avenue
Miami, Florida                                    33142
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (305) 633-6400


                  (Former name or former address
                  if changed since last report.)

             INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.   Acquisition or Disposition of Assets.

     As set forth in the Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of September 24, 1997, attached as
Exhibit 2.1 to this Form 8-K, and the Addendum to the Asset Purchase Agreement dated as of October 9, 1997 (the "Addendum"), attached as Exhibit 2.2 to this Form 8-K, the Registrant agreed to purchase from Interstate Capital Corporation ("Interstate"), a wholly-owned subsidiary of Freedom Financial Corporation ("Freedom"), certain unimproved properties and a residential real estate development called Tara Club Estates (collectively, the "Properties"), all of which are situated in Loganville, Walton County, Georgia. Attached as Exhibit 2.3 to this Form 8-K is a Second Addendum to the Asset Purchase Agreement dated as of October 31, 1997 (the "Second Addendum"), which makes minor revisions to the Asset Purchase Agreement.

     The acquisition of the Properties was consummated on November 26, 1997. As consideration for the purchase, Registrant paid Interstate $6,373,265 as follows: (i) Registrant issued to Interstate 2,084 shares of Series F 8% Convertible Preferred Stock (the "Series F Preferred Stock") at a stated value of $1,000 per share (convertible into Registrant's common stock ("Common Stock") on the basis of 296.6689 shares of Registrant's Common Stock for each $1,000 of stated value of the Series F Preferred Stock), (ii) Registrant assumed $1,081,102 of first mortgage promissory notes to certain lenders secured by the properties purchased, and (iii) Registrant canceled $3,208,163 owed by Freedom to Registrant.

     On November 18, 1997, Interstate and the Registrant entered into a lock-up agreement, a copy of which is included as Exhibit
99.1 to this Form 8-K, under which Interstate agreed to a restriction on the conversion of the Series F Preferred Stock until November 10, 1998.

     The terms of the transaction were determined through arm's-length negotiations between a committee of the disinterested members of the Board of Directors of the Registrant and Interstate.

     The description and terms of the transaction are qualified in their entirety by the express terms of the Asset Purchase Agreement, the Addendum, the Second Addendum and the Certificate of Designations of Series F 8% Cumulative Convertible Preferred Stock which are filed as Exhibit 2.1, 2.2, 2.3, and 3.1, respectively, to this Form 8-K.

Item 5.   Other Events.

     I. On September 12, 1996, the Registrant consummated the purchase of notes (the "WJA Notes") of WJA Realty Limited Partnership from the Bank of Oklahoma, National Association ("BOK"). The WJA Notes totaled $20,728,826 (consisting of $16,887,907 principal and $3,840,919 accrued but unpaid interest), bearing interest at 9.25% on the principal and unpaid interest. The Company paid $2,000,000 in cash, issued 703,297 shares of the Registrant's Common Stock to BOK DPC Asset Holding Corporation, a wholly owned subsidiary of BOK, issued a promissory note in the original principal amount of $6,000,000 (the "BOK Note") to BOK bearing interest at New York Prime Rate, and issued a $1,000,000 original principal amount non-interest bearing promissory note to BOK in payment of a contingent liability relating to certain collections by the Company in excess of $12,000,000 on account of the WJA Notes. The terms of the transaction were determined based on arm's length negotiations. The Company failed to make payments in the aggregate amount of $413,629 due under the BOK Note in October and November 1997. BOK has taken the position that the applicable rate of interest under the BOK Note increases to the Applicable Prime Rate, as defined, plus 5 percent, on December 15, 1997. BOK and the Company have agreed that such payments shall be made from the proceeds of the sale of certain real estate in Miami, Florida, which sale is scheduled to close in early January 1998.

     II. On December 2, 1997, the Registrant concluded a private placement of its Series G 5% Convertible Preferred Stock, $.10 par value (the "Series G Preferred Stock"), at a price per share of $1,000. The Registrant issued the Series G Preferred Stock for cash consideration. The Registrant issued a total of 3,000 shares of Series G Preferred Stock as follows: 2,575 shares were issued on November 26, 1997 (the "First Closing"), 200 shares were issued on November 28, 1997, 25 shares were issued on December 1, 1997, and 200 shares were issued on December 2, 1997.

     The Registrant did not engage an underwriter in connection with the issuance of the Series G Preferred Stock. The Registrant is obligated to pay Pacific Continental Securities Corp. a finder's fee in the amount of 8% of the gross proceeds plus 150,000 three-year warrants to purchase the Registrant's Common Stock, with an exercise price per share equal to $4.18125.

     The Series G Preferred Stock was issued in accordance with the provisions of Regulation D under the Securities Act of 1933, as amended, in a private placement solely to accredited investors. The Series G Preferred Stock was issued to a total of seven "accredited investors," as defined in Rule 501 under the Securities Act of 1933, as amended.

     The Series G Preferred Stock provides annual dividends at the rate of 5% of the shares's Stated Value, payable semi-annually beginning on June 30, 1998. The Stated Value per share equals $1,000 (as adjusted for any stock dividends, combination or split). At the discretion of the Registrant's Board of Directors, such dividends may be paid in shares of the Series G Preferred Stock.

     Holders of Series G Preferred Stock may convert all or any of such shares to the Registrant's Common Stock beginning 180 days after the First Closing (the "Voluntary Conversion Date"). If not converted earlier by the holder, the Series G Preferred Stock shall be converted automatically on September 30, 2002 (the "Mandatory Conversion Date").

     The Registrant is obligated to file a registration statement (the "Series G Registration Statement") covering the resale of the shares of Common Stock issuable on conversion of the Series G Preferred Stock (the "Series G Conversion Shares") and to use its best efforts to cause the Series G Registration Statement to become effective. In general, the number of Series G Conversion Shares issuable on conversion of each share of Series G Preferred Stock will be equal to the Conversion Price then in effect divided by the sum of (i) $1,000 per share of Series G Preferred Stock, and (ii) accrued and unpaid dividends on such shares, if any. The Conversion Price is defined as the lesser of (A) $4.175 (the "Maximum Conversion Price") or (B) the Average Share Price immediately preceding the Voluntary Conversion Date or the Mandatory Conversion Date for such conversion, as applicable.
The term "Average Share Price" shall mean 80% of the average of the closing bid prices of the Registrant's shares of Common Stock as quoted on the NASDAQ Small Capital Market ("NASDAQ SMALL CAP") (or on such other United States stock exchange or public trading market on which the shares of the Registrant trade if, at the time of the conversion, they are not trading on the NASDAQ SMALL
CAP), for the five (5) consecutive trading days immediately preceding the date of, as applicable, the Voluntary Conversion Date or the Mandatory Conversion Date.

     In the event of a Registration Default (as defined below), then the Registrant shall pay as liquidated damages to each holder of Series G Preferred Stock an amount equal to 1% of the liquidation preference of the Series G Preferred Stock for the first 30 day period after the expiration of 180 days after the First Closing (or pro rata portion thereof) and 2% of the liquidation preference of the Series G Preferred Stock for each 30 day period thereafter (or pro rata portion thereof) that there continues to be a Registration Default, in cash ratably according to the number of Series G Preferred Stock held by each holder, immediately payable following the occurrence of such Registration Default. A "Registration Default" means if (i) the Series G Registration Statement has not been declared effective within 180 days from the First Closing, (ii) within the first 30 days following the 180th day after the First Closing, the Registrant postpones the filing of the Series G Registration Statement or allows such Series G Registration Statement to fail to be effective and usable, or elects that such Series G Registration Statement not be usable for a reasonable period of time, but not in excess of 90 days, or (iii) the Series G Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time exceeding 45 days in the aggregate per year.


     Upon liquidation, the holders of Series G Preferred Stock shall be entitled to be paid $1,000 per share plus accrued and unpaid dividends before any distribution to holders of Common
Stock.

     The Registrant shall have the right in its sole discretion to redeem in whole or in part the issued and outstanding Series G Preferred Stock by paying a redemption price in cash equal to the greater of (i) the sum of 125% of the original purchase price of each share of Series G Preferred Stock redeemed, plus all cumulative unpaid dividends, if any, or (ii) the gross proceeds that the holders of the Series G Preferred Stock would receive if they converted the shares of Series G Preferred Stock to be redeemed into Common Stock and immediately thereafter sold the Common Stock for 125% of the Average Share Price, calculated as of the date of the Registrant's notice to the holder of its election to exercise its redemption rights.

     In connection with the sale of the Series G Preferred Stock, the holder of the Registrant's Series E 8% Cumulative Convertible
Preferred Stock (the "Series E Shares") entered into a lock-up agreement with the Registrant placing a restriction on the conversion of the Series E Shares until November 10, 1998.

     The discussion at this Item 5 is qualified in its entirety by reference to the Certificate of Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series G 5% Convertible Preferred Stock, the Series G Convertible Preferred Stock Purchase Agreement, the Registration Rights Agreement, the Form of Warrant, and the Registration Rights Agreement, all of which are attached as to this Form 8-K as exhibits.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) The financial statements required by this Item are not available at the time of this filing; the Registrant expects to file with the Commission the financial statements required no later than February 9, 1998.

     (b)  The pro forma financial information required by this
          Item is not available at the time of this filing; the Registrant expects to file with the Commission the pro forma financial information required no later than February 9, 1998.

     (c)  Exhibits.

     Exhibit 2.1    --   Asset Purchase Agreement dated as of
                         September 24, 1997, among the
                         Registrant, Freedom Financial
                         Corporation and Interstate Capital
                         Corporation (incorporated by reference
                         to Exhibit 2.1 to Form 8-K dated
                         September 26, 1997).

     Exhibit 2.2    --   Addendum dated as of October 9, 1997, to
                         Asset Purchase Agreement dated as of
                         September 24, 1997, among the
                         Registrant, Freedom Financial
                         Corporation and Interstate Capital
                         Corporation (incorporated by reference
                         to Exhibit 2.2 to Form 8-K dated October
                         10, 1997).

     Exhibit 2.3    --   Second Addendum dated as of October 31,
                         1997, to Asset Purchase Agreement dated
                         as of September 24, 1997, among the
                         Registrant, Freedom Financial
                         Corporation and Interstate Capital
                         Corporation.

     Exhibit 3.1, 4.1 -- Certificate of Designation of Series F
                         8% Cumulative Convertible Preferred Stock.

     Exhibit 3.2, 4.2 -- Certificate of Designation of Series G
                         5% Convertible Preferred                Stock.

     Exhibit 4.3    --   Series G Convertible Preferred Stock
                         Purchase Agreement with respect to the
                         Series G Preferred Stock.

     Exhibit 4.4    --   Registration Rights Agreement with
                         respect to the Series G Preferred Stock.

     Exhibit 4.5    --   Form of  Warrant to purchase common
                         stock of Registrant.

     Exhibit 4.6    --   Registration Rights Agreement with
                         respect to the Warrant.

     Exhibit 99.1   --   Lock-Up Agreement dated November 18,
                         1997 between Florida Gaming Corporation
                         and Interstate Capital Corporation.



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         FLORIDA GAMING CORPORATION

                         By:/s/ Timothy L. Hensley
                           Timothy L. Hensley
                           Executive Vice President,
                           Treasurer and Chief Financial Officer

                         Date: December 11, 1997